                                                                     Exhibit 4.1

COMMON STOCK                    N2K                            COMMON STOCK

NUMBER                                                              SHARES

INCORPORATED UNDER THE LAWS     N2K INC.                     CUSIP 629427 10 5
OF THE STATE OF DELAWARE


THIS CERTIFIES that






is the record holder of


           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                          PAR VALUE $.001 PER SHARE, OF

                                    N2K INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.

        This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                    N2K Inc.
                                   CORPORATE
                                      SEAL
                                      1996
                                    DELAWARE
                     SECRETARY                                         PRESIDENT

                COUNTERSIGNED AND REGISTERED:
                        AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                        TRANSFER AGENT
                                                        AND REGISTRAR
                BY
                                                            AUTHORIZED SIGNATURE

                                    N2K INC.


        The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be addressed to the Transfer Agent and Registrar named on the face of this Certificate or to the Secretary of the Corporation.


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM -- as tenants in common
        TEN ENT -- as tenants by the entireties
        JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

        UNIF GIFT MIN ACT -- _________Custodian___________
                              (Cust)            (Minor)
                             under Uniform Gifts to Minors
                             Act ______________________
                                        (State)

    Additional abbreviations may also be used though not in the above list.


          For Value Received, ___________ hereby sell, assign and transfer unto


     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

     _______________________________________



______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

______________________________________________________________________________

______________________________________________________________________________

_______________________________________________________________________ Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated _______________________


             _______________________________________________________________
             NOTICE: The signature to this assignment must correspond with the names as written upon the face of the certificate in every particular without alteration or enlargement or any change whatsoever. The signature of the person executing this power must be guaranteed by an Eligible Guarantor Institution such as a Commercial Bank, Trust Company, Securities Broker/Dealer, Credit Union, or a Savings Association participating in a Medallion program approved by the Securities Transfer Association, Inc pursuant to S.E.C. Rule 17Ad-15.